VOYA PREFERRED ADVANTAGE VARIABLE ANNUITY

A FLEXIBLE PREMIUM DEFERRED INDIVIDUAL VARIABLE ANNUITY CONTRACT

issued by

Voya Insurance and Annuity Company

and its

Separate Account B

Supplement Dated February 3, 2017

This supplement updates and amends certain information contained in your prospectus dated May 1, 2016.
Please read it carefully and keep it with your prospectus for future reference.

__________________________________________________________________________

IMPORTANT INFORMATION REGARDING AN
UPCOMING FUND LIQUIDATION

The following information only affects you if you currently invest in the Subaccount that corresponds to the Eaton Vance VT Large-Cap Value Fund.

On December 13, 2016, the Board of Trustees of Eaton Vance Variable Trust voted to liquidate and terminate the Eaton Vance VT Large-Cap Value Fund (the “Fund”). The liquidation is expected to take place on or about April 30, 2017 (the “Liquidation Date”).

On February 1, 2017, the subaccount that invests in the Fund will be closed to new investors. On April 24, 2017 (the “Closing Date”), the subaccount that invests in the Fund will be closed to new investments by existing investors.

Voluntary Transfers Before the Closing Date. Anytime prior to the Liquidation Date you may transfer amounts allocated to the Subaccount that invests in the Fund to any other available Subaccount. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. You may give us alternative allocation instructions at any time by contacting Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271, 1-888-854-5950. See the TRANSFERS section beginning on page 25 of your Contract prospectus for information about making Subaccount transfers, including applicable restrictions and limits on transfers.

Automatic Reallocation Upon Liquidation. After the Liquidation Date and after our receipt of the proceeds from the liquidation of the Fund, amounts allocated to the Subaccount that invested in the Fund will be automatically reallocated to the Subaccount that invests in Class S2 shares of the Voya Government Liquid Assets Portfolio. There will be no charge for this automatic reallocation, and this automatic reallocation will not count as a transfer when imposing any applicable restriction or limit on transfers. Furthermore, you will not incur any tax liability because of this automatic reallocation, and your Accumulation Value immediately before the reallocation will equal your Accumulation Value immediately after the reallocation.

X.PADV-16A	Page 1 of 2	February 2017

Information about the Voya Government Liquid Assets Portfolio. The following chart lists the investment adviser and subadviser and information regarding the investment objectives of the Voya Government Assets Portfolio. More detailed information can be found in the current prospectus and Statement of Additional Information for that fund.

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Voya Government Liquid Assets Portfolio Investment Adviser: Directed Services LLC Subadviser: Voya Investment Management Co. LLC	Seeks high level of current income consistent with the preservation of capital and liquidity.

IMPORTANT INFORMATION REGARDING AN
UPCOMING FUND CLOSURE

The following information only affects you if you currently invest in the Subaccount that corresponds to the VY® FMR® Diversified Mid Cap Portfolio.

Effective April 28, 2017, we are closing to new investment the Subaccount that invests in the VY® FMR® Diversified Mid Cap Portfolio.

Contract Owners who have invested in the Subaccount that corresponds to this fund may leave their investment in that Subaccount, but future allocations and transfers into it will be prohibited. If your most recent premium allocation instructions include the Subaccount that corresponds to the VY® FMR® Diversified Mid Cap Portfolio, premium received that would have been allocated to this fund may be automatically allocated among the other available Subaccounts according to your most recent premium allocation instructions. If your most recent allocation instructions do not include any available funds, you must provide us with alternative allocation instructions or the premium payment will be returned to you. You may give us alternative allocation instructions by contacting Customer Service at 1-888-854-5950. See the TRANSFERS section beginning on page 25 of your Contract prospectus for information about making Fund allocation changes.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at our:

Customer Service

P.O. Box 9271

Des Moines, Iowa 50306-9271

1-888-854-5950

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

X.PADV-16A	Page 2 of 2	February 2017